2. Summary of Significant Accounting Policies: Basic and Diluted Net Loss Per Share (Policies)	1 Months Ended
Feb. 28, 2014
Policies
Basic and Diluted Net Loss Per Share

Basic and diluted net loss per share

The Company follows ASC Topic 260 to account for earnings per share.  Basic earnings per share (“EPS”) calculations are determined by dividing net loss by the weighted average number of shares of common stock outstanding during the year.  Diluted earnings per share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding.  During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

There is no potential dilutive security as of February 28, 2014.